                                                                    EXHIBIT 99.2

                       NOTICE OF GUARANTEED DELIVERY FOR

                                   VERIO INC.
                                WITH RESPECT TO
                   13 1/2% SENIOR SUBORDINATED NOTES DUE 2004

                             ---------------------

             PURSUANT TO THE PROSPECTUS DATED                , 1998

                             ---------------------

     This form or one substantially equivalent hereto must be used by a holder of the 13 1/2% Senior Subordinated Notes Due 2004 (the "Old Notes") of Verio Inc., a Delaware corporation (the "Company") to accept the Company's Exchange
Offer made pursuant to the Prospectus, dated             , 1998 (the
"Prospectus"), and the related Letter of Transmittal (the "Letter of Transmittal") if certificates for the Old Notes are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach First Trust National Association (the "Exchange Agent") prior to 5:00 P.M., New York City time, on the Expiration Date of the Exchange Offer. This Notice of Guaranteed Delivery may be delivered or transmitted by facsimile transmission, mail or hand delivery to the Exchange Agent as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Old Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof) must also be received by the Exchange Agent prior to 5:00 P.M., New York City time, on the Expiration Date. Capitalized terms not defined herein have the respective meanings given to them in the Prospectus or the Letter or Transmittal.

                  THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M.,
                   NEW YORK CITY TIME, ON             , 1998,
         UNLESS THE EXCHANGE OFFER IS EXTENDED (THE "EXPIRATION DATE").

                      TO: FIRST TRUST NATIONAL ASSOCIATION

                      By Mail:                                          By Hand or Overnight Courier:
          First Trust National Association                            First Trust National Association
                180 East Fifth Street                                       180 East Fifth Street
                 St. Paul, MN 55101                                          St. Paul, MN 55101
        Attn: Specialized Finance Department                        Attn: Specialized Finance Department

                 By Facsimile (For Eligible Institutions Only):

                                   (612) 244-

                              Confirm by Telephone

                                   (612) 244-
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     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS, OR TRANSMISSION VIA FACSIMILE,
OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

     This form is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

Ladies and Gentlemen:

     The undersigned hereby tender(s) to the Company upon the terms and conditions set forth in the Prospectus and the related Letter of Transmittal, receipt of which is hereby acknowledged, the aggregate principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus and the Letter of Transmittal.

     The undersigned hereby tenders the Old Notes listed below:

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                                                                           AGGREGATE PRINCIPAL AMOUNT OF
            NAME(S) AND ADDRESS(ES) OF HOLDER(S)             CERTIFICATE*       OLD NOTES TENDERED
                 (PLEASE FILL IN, IF BLANK)                   NUMBER(S)        (IF LESS THAN ALL)**
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
                                                             ------------------------------------------

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                                                             ------------------------------------------

                                                             ------------------------------------------

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          Total Principal Amount of Old Notes Tendered
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  * Need not be completed by holders tendering Old Notes by book-entry transfer.
 ** Need not be completed by holders who wish to tender with respect to all Old Notes listed.
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

     If Old Notes will be delivered by book-entry transfer to The Depository Trust Company, provide account number. Account Number:

                                PLEASE SIGN HERE

X ------------------------------------------------     Date: -----------------------------------------------
X ------------------------------------------------     Date: -----------------------------------------------
SIGNATURE(S) OF OWNER OR AUTHORIZED SIGNATORY

     This Notice of Guaranteed Delivery must be signed by the holder(s) of Old Notes exactly as the name(s) of the holder(s) appear(s) on the certificate(s) for the Old Notes or by any person(s) authorized to become (a) holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, such person must provide the following information.

 Name(s): ------------------------------------------   Address: --------------------------------------------
                   (Please Print)                                       (Include Zip Code)

                                                         Telephone Number: -------------------------------
Capacity: -------------------------------------------                   (Include Area Code)

                 THE ACCOMPANYING GUARANTEE MUST BE COMPLETED.

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a firm that is a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office correspondent in the United States or any "eligible guarantor institution" within the meaning of Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, hereby (a) represents that each holder of Old Notes on whose behalf this tender is being made "own(s)" the Old Notes covered hereby within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended, (b) represents that such tender of Old Notes complies with Rule 14e-4, and (c) guarantees to deliver to the Exchange Agent, at its address set forth above, the Old Notes described above, in proper form for transfer (or confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at The Depositary Trust Company, pursuant to the procedure for book-entry transfer set forth in the Prospectus), together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, and any other documents required by the Letter of Transmittal by 5:00 p.m., New York City time, within five New York Stock Exchange trading days following the Expiration Date.

     The undersigned acknowledges that it must deliver the Letter of Transmittal and Old Notes tendered hereby to the Exchange Agent within the time period set forth above and that failure to do so could result in financial loss to the undersigned.

Name of Firm:
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By:
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                               (Authorized Signature)

Name:
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Title:
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Address:
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Telephone Number:
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                                      (Include Area Code)

Date:
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     DO NOT SEND OLD NOTES WITH THIS FORM, ACTUAL SURRENDER OF OLD NOTES MUST BE
MADE PURSUANT TO, AND BE ACCOMPANIED BY, AN EXECUTED LETTER OF TRANSMITTAL.

                                  INSTRUCTIONS

1. DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY.

     A properly completed and duly executed copy of this Notice of Guaranteed Delivery and any other documents required by this Notice of Guaranteed Delivery must be received by the Exchange Agent at its address set forth herein prior to the Expiration Date. The method of delivery of this Notice of Guaranteed Delivery and any other required documents to the Exchange Agent is at the election and sole risk of the holder, and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. As an alternative to delivery by mail, the holders may wish to consider using an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery.

2. SIGNATURES ON THIS NOTICE OF GUARANTEED DELIVERY.

     If this Notice of Guaranteed Delivery is signed by the registered holder(s) of the Notes referred to herein, the signature must correspond with the name(s) written on the face of the Notes without alteration, enlargement, or any change whatsoever. If this Notice of Guaranteed Delivery is signed by a participant of the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of the Notes, the signature must correspond with the name shown on the security position listing as the owner of the Notes.

     If this Notice of Guaranteed Delivery is signed by a person other than the registered holder(s) of any Notes listed or a participant of the Book-Entry Transfer Facility, this Notice of Guaranteed Delivery must be accompanied by appropriate bond powers, signed as the name of the registered holder(s) appears on the Notes or signed as the name of the participant shown on the Book-Entry Transfer Facility's security position listing.

     If this Notice of Guaranteed Delivery is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or other person acting in a fiduciary or representative capacity, such person should so indicate when signing and submit with the Letter of Transmittal evidence satisfactory to the Company of such person's authority to so act.

3. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

     Questions and requests for assistance and requests for additional copies of the Prospectus may be directed to the Exchange Agent at the address specified in the Prospectus. Holders may also contact their broker, dealer, commercial bank, trust company, or other nominee for assistance concerning the Exchange Offer.